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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          THE MIIX GROUP, INCORPORATED
             (Exact name of registrant as specified in its charter)

                   Delaware                                                 22-3586492
    (State of incorporation or organization)                     (I.R.S. Employer Identification No.)

              Two Princess Road, Lawrenceville, NJ                             08648
    (Address of principal executive offices)                                 (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

                  Title of each class                          Name of each exchange on which
                  to be so registered                          each class is to be registered
                -----------------------                        ------------------------------

                Common Stock, par value                            New York Stock Exchange

                     $.01 per share


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

         Securities Act registration file number to which this form relates:
333-59371

         Securities to be registered pursuant to Section 12(g) of the Act: None
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Item 1.       DESCRIPTION OF SECURITIES TO BE REGISTERED

              Incorporated by reference to the section entitled "Description of Capital Stock" on pages 79-82 of the preliminary Prospectus contained in Amendment No. 3 to the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 27, 1998 (Registration No. 333-59371), and any amendments or supplements thereto (the "S-1 Registration Statement").

Item 2.       EXHIBITS

              1. Restated Certificate of Incorporation of The MIIX Group, Incorporated. (1)

              2.  Bylaws of The MIIX Group, Incorporated. (2)

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(1)  Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.

(2)  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.


                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       THE MIIX GROUP, INCORPORATED


Date:   November 3, 1998              By:/s/ Daniel Goldberg
                                          ______________________
                                          Name:  Daniel Goldberg
                                          Title:  President and Chief Executive
                                                  Officer


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